Exhibit 99.2

South Hills, PA 67 units Supplemental Operating and Financial Data June 30, 2011 (Unaudited) Monroeville, PA 63 units

Table of Contents 2 CORPORATE Company Information 3 Additional Information 4 Forward-Looking Statements 5 Non-GAAP Information 5 Acquisitions 6 Real Estate Portfolio Summary 7 Real Estate Portfolio Diversification 8-10 Top Ten Operators - Owned Portfolio 11 Market Capitalization 12 Proforma Market Capitalization 13 Lease & Mortgage Loan Receivable Maturity 14 Debt Maturity 15 Consolidated Statements of Income 16 Consolidated Balance Sheets 17 Financial Data Summary 18-19 Funds from Operations 20

Company Information

LTC LISTED NYSE

Company

Founded in 1992, LTC Properties, Inc. is a self-administered real estate investment trust that primarily invests in senior housing and long-term care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in long-term care properties and other health care related properties managed by experienced operators. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, and form of investment. For more information on LTC Properties, Inc., visit the Company's website at www.LTCProperties.com.

Board of Directors

Andre Dimitriadis
Executive Chairman

Wendy Simpson

Edmund King

Timothy Triche, MD

Boyd Hendrickson
Lead Director

Devra Shapiro

Management

Andre Dimitriadis
Executive Chairman

Wendy Simpson
Chief Executive Officer and President

Pam Kessler
Executive Vice President and Chief Financial Officer

Clint Malin
Senior Vice President and Chief Investment Officer

Andy Stokes
Senior Vice President, Marketing & Strategic Planning

Contact Information

Corporate Office
2829 Townsgate Road, Suite 350
Westlake Village, CA 91361

Investor Relations
Investor.Relations@LTCProperties.com
(805) 981-8655

www.LTCProperties.com
(805) 981-8655 phone
(805) 981-8663 fax

CORPORATE

3

4 CORPORATE Additional Information BMO Capital Markets Corp. J.J.B. Hilliard, W.L. Lyons, Inc. JMP Securities, LLC Richard Anderson John Roberts Peter Martin KeyBanc Capital Markets, Inc. RBC Capital Markets Corporation Sandler O'Neill + Partners, L.P. Karin Ford Frank Morgan James Milam Stifel, Nicolaus & Company, Inc. Wells Fargo Securities, LLC Jerry Doctrow Todd Stender Analyst Coverage Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of LTC or its management.

5 Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, (including as a result of the Patient Protection and Affordable Care Act of 2010 and the Health Care and Education Reconciliation Act of 2010), changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including EBITDA, modified EBITDA, FFO, normalized FFO, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 19-20 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCProperties.com. CORPORATE

Acquisitions: Year 2010 and YTD 2011

(dollars in thousands)

DATE	# OF PROPERTIES	ASSET CLASS [3]	# BEDS/UNITS	LOCATION	DATE OF CONSTRUCTION	PURCHASE PRICE	ANNUAL GAAP REVENUE	GAAP Lease Yield
01/29/10	1	SNF	166	TX	1987-1988 [2]	$ 7,850	$ 892	11.4%
02/22/10	1	SNF	120	FL	1988	9,000	997	11.1%
06/01/10	2	SNF/OTHER [1]	227 beds/93 units	VA	1970-2005	22,000	2,420	11.0%
10/29/10	4	ALF	241	MS & FL	1999-2004	26,900	2,952	11.0%
11/30/10	2	SNF	292	TX	1988-2009	28,500	2,919	10.2%
Total 2010	10		805 beds/334 units			$ 94,250		
02/28/11	2	OTHER	118 beds/93 units	SC	1965-2001	$ 11,450	$ 1,162	10.1%
03/09/11	4	SNF	524	TX	2007-2008	50,841 [4]	4,319	8.5% [4]
08/01/11	1	SNF	140	TX	2008	10,000	1,057	10.5%
Total 2011	7		782 beds/93 units			$ 72,291		
Total	17		1,587 beds/427 units			$ 166,541		

(1) One property is a SNF and the other provides a continuum of care comprised of independent living, assisted living, and skilled nursing.
(2) Renovation in 1991.
(3) Other senior housing consists of independent living properties and properties providing any combination of skilled nursing, assisted living and/or independent living services.
(4) The purchase price of $50,841 includes $41,000 of cash and the net present value of estimated contingent earn-out liabilities as of the date of acquisition of $9,841. Excluding the $9,841 earn-out liabilities GAAP lease yield is 10.5%. The earn-out liabilities are accreted from the net present value to the estimated pay out value over the term of the earn-out thereby increasing the earn-out liabilities on the balance sheet. At June 30, 2011, the earn-out liabilities were $10,018.



Newberry, SC
20 licensed beds/93 units


ROWLEY NURSING
ND REHABILITATION
CENTER

Crowley, TX
120 licensed beds

REAL ESTATE PORTFOLIO

6

Real Estate Portfolio Summary

Real Estate Portfolio Snapshot

(dollars in thousands)

Type of Property	Gross Investments	% of Investments	Six Months Ended June 30, 2011 Rental Income (1)	Six Months Ended June 30, 2011 Interest Income (2)	% of Revenues (3)	No. of Props	No. of SNF Beds (4)	No. of ALF Units (4)	No. of ILF Units (4)	Investment per Bed/Unit
Skilled Nursing	$348,195	47.3%	$16,668	$1,776	45.2%	89	10,256	-	-	$33.95
Assisted Living	308,785	41.9%	16,565	1,306	43.8%	102	-	4,365	-	$70.74
Other Senior Housing (5)	67,011	9.1%	3,659	187	9.4%	14	913	330	423	$40.22
Schools	12,170	1.7%	627	-	1.6%	2	-	-	-	
Total	$736,161	100.0%	$37,519	$3,269	100.0%	207	11,169	4,695	423	

(1) Includes rental income from continuing and discontinued operations.
(2) Includes interest income from mortgage loans.
(3) Includes rental income from continuing and discontinued operations and interest income from mortgage loans.
(4) Based on licensed beds/units which may differ from the number of beds/units in service at any given time.
(5) Includes independent living properties and properties providing any combination of skilled nursing, assisted living and/or independent living services.

"Same Store" Portfolio Statistics (1)

Owned Properties	Occupancy (2) 1Q11	Occupancy (2) 4Q10 (7)	EBITDAR Coverage (3) 1Q11	EBITDAR Coverage (3) 4Q10 (7)	EBITDARM Coverage (4) 1Q11	EBITDARM Coverage (4) 4Q10 (7)
Assisted Living (5)	77.1%	76.8%	1.38	1.37	1.61	1.60
Assisted Living (6)	88.2%	88.1%	1.48	1.49	1.74	1.75
Skilled Nursing	79.0%	78.6%	2.11	2.07	2.88	2.84
Other Senior Housing	83.3%	80.9%	1.89	1.84	2.44	2.39

(1) Data from December 31, 2010 and March 31, 2011 property level operator financial statements which are unaudited and have not been independently verified by us. "Same store" represents those stabilized properties that are, and remained, in operations for the duration of the trailing twelve month comparision periods presented. Accordingly, it takes an acquisition a minimum of twelve months in operations to be included in the company's "same store" portfolio.
(2) Occupancy data is for the trailing twelve months and is based on licensed beds/units which may differ from the number of beds/units in service at any given time.
(3) Trailing twelve month's earnings before interest, taxes, depreciation, amortization, and rent. Management fees are imputed at 5% of revenues.
(4) Trailing twelve month's earnings before interest, taxes, depreciation, amortization, rent, and management fees.
(5) Includes properties leased to Assisted Living Concepts, Inc. (ALC)
(6) Excludes properties leased to Assisted Living Concepts, Inc. (ALC)
(7) Results may differ from those previously published due to the components of "same store" calculations changing as a result of acquisitions and certain reclassifications and recalculations to conform to current period presentation.

"Same Store" Quality Mix (1)

Owned Properties Payor Source (2)	1Q11
Private Pay (3)	62.6%
Medicare	14.3%
Medicaid	23.1%

(1) LTC revenue by operator underlying payor source for the quarter presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us.
(2) Quality mix for our skilled nursing portfolio, for the quarter presented, is 22.5% Private Pay, 28.5% Medicare, and 49.0% Medicaid.
(3) Private Pay includes private insurance, HMO, VA, and other.

REAL ESTATE PORTFOLIO

7

8 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Owned and Loan Portfolio – Property and Asset Type Diversification Owned Portfolio – Operator Diversification

9 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Owned and Loan Portfolio – Property and Asset Type Diversification Owned Portfolio – Operator Diversification (1) Includes rental income from continuing and discontinued operations and interest income from mortgage loans. (dollars in thousands) Gross Gross Property Type Investment % % Asset Type Investment % Skilled Nursing 89 348,195 $ 47.3% 18,444 $ 45.2% Real Property 679,806 $ 92.3% Assisted Living 102 308,785 41.9% 17,871 43.8% Loans Receivable 56,355 7.7% Other Senior Housing 14 67,011 9.1% 3,846 9.4% Total 736,161 $ 100.0% Schools 2 12,170 1.7% 627 1.6% Total 207 736,161 $ 100.0% 40,788 $ 100.0% Properties Revenue (1) Six Months Ended June 30, 2011 # of Six Months Ended June 30, 2011 No. of No. of No. of Gross % of Rental Interest % of No. of SNF ALF ILF Investment Type of Property Investments Investments Income (1) Income (2) Revenues (3) Props Beds (4) Units (4) Units (4) per Bed/Unit Skilled Nursing $348,195 47.3% $16,668 $1,776 45.2% 89 10,256 - - $33.95 Assisted Living 308,785 41.9% 16,565 1,306 43.8% 102 - 4,365 - $70.74 Other Senior Housing (5) 67,011 9.1% 3,659 187 9.4% 14 913 330 423 $40.22 Schools 12,170 1.7% 627 - 1.6% 2 - - - Total $736,161 100.0% $37,519 $3,269 100.0% 207 11,169 4,695 423 (1) Includes rental income from continuing and discontinued operations. (2) Includes interest income from mortgage loans. (3) Includes rental income from continuing and discontinued operations and interest income from mortgage loans. (4) Based on licensed beds/units which may differ from the number of beds/units in service at any given time. (5) Includes independent living properties and properties providing any combination of skilled nursing, assisted living and/or independent living services. # of Gross Annualized Operator Props Investment % GAAP Rent % Extendicare REIT and Assisted Living Concepts, Inc 37 $88,034 12.9% $ 10,963 14.0% Brookdale Senior Living Communities, Inc. 35 84,210 12.4% 10,523 13.5% Preferred Care, Inc. 26 79,800 11.7% 10,551 13.5% Meridian Senior Properties Fund II, LP 4 50,841 7.5% 4,319 5.5% Skilled Healthcare Group, Inc. 5 40,270 5.9% 4,501 5.8% Sunrise Senior Living 6 37,659 5.5% 4,614 5.9% Traditions Management 3 31,000 4.6% 3,417 4.4% Senior Care Centers, LLC 2 28,500 4.2% 2,919 3.7% The Ensign Group, Inc. 3 28,496 4.2% 1,596 2.0% Emeritus Corporation 2 28,071 4.1% 2,726 3.5% All Others 45 182,925 27.0% 22,037 28.2% Total 168 $679,806 100.0% $ 78,166 100.0%

Real Estate Portfolio Diversification

State Diversification – By Property Type

State [1]	# of Props	Gross Investment	%
Texas	55	$ 182,317	24.8%
Florida	18	70,345	9.6%
Ohio	17	56,804	7.7%
New Mexico	7	48,876	6.6%
Arizona	7	41,212	5.6%
California	5	34,767	4.7%
Virginia	4	29,052	3.9%
Washington	10	28,010	3.8%
Colorado	10	27,806	3.8%
Kansas	7	20,557	2.8%
All Others	67	196,415	26.7%
Total	207	$ 736,161	100.0%

Gross Asset Value By State



All Others, 26.7%
Texas, 24.8%
Florida, 9.6%
Ohio, 7.7%
New Mexico, 6.6%
Arizona, 5.6%
California, 4.7%
Virginia, 3.9%
Washington, 3.8%
Colorado, 3.8%
Kansas, 2.8%

State [1]	ALF		SNF		OTH		School		Gross Investment	%
Texas	$ 32,335	10.5%	$ 141,357	40.6%	$ 8,625	12.9%	$ -	0.0%	$ 182,317	24.8%
Florida	36,623	11.9%	20,302	5.8%	13,420	20.0%	-	0.0%	70,345	9.6%
Ohio	44,647	14.5%	12,157	3.5%	-	0.0%	-	0.0%	56,804	7.7%
New Mexico	-	0.0%	48,876	14.0%	-	0.0%	-	0.0%	48,876	6.6%
Arizona	5,120	1.7%	36,092	10.4%	-	0.0%	-	0.0%	41,212	5.6%
California	28,071	9.1%	3,496	1.0%	3,200	4.8%	-	0.0%	34,767	4.7%
Virginia	-	0.0%	15,713	4.5%	13,339	19.9%	-	0.0%	29,052	3.9%
Washington	19,080	6.2%	8,930	2.6%	-	0.0%	-	0.0%	28,010	3.8%
Colorado	18,402	6.0%	7,397	2.1%	2,007	3.0%	-	0.0%	27,806	3.8%
Kansas	6,733	2.2%	13,824	4.0%	-	0.0%	-	0.0%	20,557	2.8%
All Others	117,774	37.9%	40,051	11.5%	26,420	39.4%	12,170	100.0%	196,415	26.7%
Total	$ 308,785	100.0%	$ 348,195	100.0%	$ 67,011	100.0%	$ 12,170	100.0%	$ 736,161	100.0%

(1) Due to master leases with properties in multiple states, revenue by state is not available.

REAL ESTATE PORTFOLIO
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11 Top Ten Operators – Owned Portfolio REAL ESTATE PORTFOLIO Sunrise Senior Living (NYSE: SRZ) operates 319 communities in the United States, Canada and the United Kingdom, with a total capacity of approximately 31,200 units. Sunrise offers a full range of personalized senior living services, including independent living, assisted living, care for individuals with Alzheimer’s disease and other forms of memory loss, as well as Nursing and Rehabilitative services. As of June 30, 2011, the LTC portfolio consisted of 6 assisted living properties in 2 states with a gross investment balance of $37.7 million. Traditions Management (Privately held) operates 12 independent living, assisted living, and skilled nursing facilities in 5 states. As of June 30, 2011, the LTC portfolio consisted of 2 skilled nursing and 1 other senior housing properties in 2 states with a gross investment balance of $31.0 million. They also operate 2 skilled nursing properties under a sub-lease with another lessee we have which is not included in the Traditions Management rental revenue. Senior Care Centers, LLC (Privately held) provides skilled nursing care, long-term care, Alzheimer's care, assisted living, and independent living services in over 20 facilities exclusively in Texas. As of June 30, 2011, the LTC portfolio consisted of 2 skilled nursing properties in 1 state with a gross investment balance of $28.5 million. They also manage the Meridian properties under a management agreement. The Ensign Group (NASDAQ: ENSG) provides skilled nursing and assisted living services, physical, occupational and speech therapies, home health and hospice services, and other rehabilitative and healthcare services for both long-term residents and short-stay rehabilitation patients at 82 facilities in 7 states. As of June 30, 2011, the LTC portfolio consisted of 3 skilled nursing properties in 1 state with a gross investment balance of $28.5 million. Emeritus Senior Living (NYSE:ESC) is a national public provider of independent living, assisted living, and Alzheimer's services. The company operates 479 communities representing capacity for approximately 49,700 residents in 42 states. As of June 30, 2011, the LTC portfolio consisted of 2 assisted living properties in 1 state with a gross investment balance of $28.1 million. Extendicare REIT and Assisted Living Concepts, Inc (TSX: EXE.UN) operates 265 senior care facilities in Canada and in the United States with the ability to serve approximately 29,400 residents. EHSI offers a continuum of health care services, including nursing care, assisted living and related medical specialty services, such as sub-acute care and rehabilitative therapy on an inpatient and outpatient basis. ALC (NYSE: ALC) and its subsidiaries operate 211 residences which include licensed assisted living and senior living residences with capacity for 9,305 residents in 20 states. As of June 30, 2011, the LTC portfolio consisted of 37 assisted living properties in 10 states with a gross investment balance of $88.0 million. Brookdale Senior Living, Inc. (NYSE: BKD) operates 559 senior living and retirement communities with the ability to serve approximately 51,300 residents. As of June 30, 2011, the LTC portfolio consisted of 35 assisted living properties in 8 states with a gross investment balance of $84.2 million. Preferred Care, Inc. (Privately held) operates 69 facilities comprised of skilled nursing, assisted living, and independent living facilities, as well as 5 specialty care facilities, in 9 states. As of June 30, 2011, the LTC portfolio consisted of 24 skilled nursing and 2 other senior housing properties in 6 states with a gross investment balance of $79.8 million. They also operate 1 skilled nursing facility under a sub-lease with another lessee we have which is not included in the Preferred Care rental revenue. Skilled Healthcare Group (NYSE: SKH) is a holding company with subsidiaries that operate skilled nursing facilities, assisted living facilities, a rehabilitation therapy business, and a hospice business. Skilled Healthcare operates in 7 states, including 78 skilled nursing facilities and 22 assisted living facilities. As of June 30, 2011, the LTC portfolio consisted of 5 skilled nursing properties in 1 state with a gross investment balance of $40.3 million. Meridian Senior Properties Fund II, LP (Privately held) acquires and develops independent living, assisted living and skilled nursing facilities and (owns or leases) 10 skilled nursing facilities and one assisted living facility, all located in Texas. They are currently developing two new skilled nursing facilities. As of June 30, 2011, the LTC portfolio consisted of 4 skilled nursing properties in 1 state with a gross investment balance of $50.8 million which includes $9.8 million of earn-out liabilities.

12 Market Capitalization (1) In the 2nd quarter of 2011, the Company entered into a new $210.0 million revolving commitment with a $40.0 million accordion feature, with no scheduled maturities other than the maturity date of April 18, 2015. (2) Non-traded shares. Two million shares outstanding with a face rate of 8.5% and a liquidation value of $19.25, convertible into common stock on a one-for-one basis. Our Preferred C’s are not redeemable by us. (3) Traded on NYSE. FINANCIAL (In thousands, except per share amounts and number of shares) Capitalization Bank borrowings (1) 70,000 $ Senior unsecured notes 50,000 Bonds payable 3,200 Total debt 123,200 12.2% No. of shares Preferred stock -series C (2) 38,500 3.8% Common stock (3) 30,340,574 27.82 $ 844,075 83.8% Noncontrolling interest 1,962 0.2% Total equity 884,537 87.8% 1,007,737 100.0% Less: cash balance (6,395) Enterprise value 1,001,342 $ Debt to Enterprise Value Debt & Preferred to Enterprise Value 12.3% 16.1% Equity Closing Market Capitalization Capitalization at June 30, 2011 At June 30, 2011 Debt

13 Proforma Market Capitalization FINANCIAL (1) In the 2nd quarter of 2011, the Company entered into a $210.0 million revolving commitment with a $40.0 million accordion feature, with no scheduled maturities other than the maturity date of April 18, 2015. Subsequent to June 30, 2011, the Company borrowed $5.0 million for the purchase of a 140-bed skilled nursing property and repaid $50.0 million under our Unsecured Credit Agreement. Subsequent to June 30, 2011, we completed the sale to affiliates and managed accounts of Prudential Investment Management, Inc. (individually and collectively “Prudential”) of $50.0 million aggregate principal amount of 4.8% senior unsecured term notes fully amortizing to maturity in July 2021. The net proceeds were used to pay down amounts outstanding under our Unsecured Credit Agreement, as discussed above. Non-traded shares. Two million shares outstanding with a face rate of 8.5% and a liquidation value of $19.25, convertible into common stock on a one-for-one basis. Our Preferred C’s are not redeemable by us. (4) Traded on NYSE. (In thousands, except per share amounts and number of shares) Capitalization Bank borrowings (1) 25,000 $ Senior unsecured notes (2) 100,000 Bonds payable 3,200 Total debt 128,200 12.7% No. of shares Preferred stock -series C (3) 38,500 3.8% Common stock (4) 30,340,574 27.82 $ 844,075 83.3% Noncontrolling interest 1,962 0.2% Total equity 884,537 87.3% 1,012,737 100.0% Less: cash balance (6,395) Enterprise value 1,006,342 $ Debt to Enterprise Value Debt & Preferred to Enterprise Value Proforma Capitalization at June 30, 2011 At June 30, 2011 Debt 12.7% 16.6% Equity Closing Market Capitalization

14 Lease and Mortgage Loan Receivable Maturity LTC’s investment portfolio has a long-term weighted roll-over maturity schedule. Over 77% of the portfolio has lease expirations beyond 2016. Over 44% of outstanding mortgage loans mature after 2016. (as a % of total gross owned investments and mortgage loans outstanding) FINANCIAL Year % of Total % of Total % of Total 2011 $ 248 0.3% $ 87 1.7% $ 335 0.4% 2012 1,211 1.5% 402 7.9% 1,613 1.9% 2013 1,012 1.3% 1,912 37.5% 2,924 3.5% 2014 12,936 16.5% 849 16.7% 13,785 16.5% 2015 2,243 2.9% 269 5.3% 2,512 3.0% 2016 2,129 2.7% 26 0.5% 2,155 2.6% 2017 1,557 2.0% 627 12.3% 2,184 2.6% 2018 10,188 13.0% 803 15.7% 10,991 13.2% Thereafter 46,677 59.8% 123 2.4% 46,800 56.3% Total $ 78,201 100.0% $ 5,098 100.0% $ 83,299 100.0% (1) Reflects annualized contract rate of interest for loans, net of collectibility reserves, if applicable. Rental Revenue and Interest Income Maturity (amounts in thousands) Annualized GAAP Rental Income Interest Income (1) Total Rental and Interest Income Leases Loans

Debt Maturity - Proforma

(amounts in thousands)

Year	Unsecured Line of Credit [(2)]	Senior Unsecured Notes [(1)]	Bonds Payable [(1)]	Total
2012	$ -	$ -	$ 565	$ 565
2013	-	-	600	600
2014	-	4,167	635	4,802
2015	25,000	29,167	1,400	55,567
2016	-	16,667	-	16,667
2017	-	14,167	-	14,167
2018	-	14,166	-	14,166
2019	-	11,666		11,666
2020	-	5,000		5,000
2021	-	5,000		5,000
Thereafter	-		-	-
Total	$ 25,000	$ 100,000	$ 3,200	$ 128,200

Debt Structure - Proforma

Amounts outstanding at June 30, 2011
(in thousands)



Bonds Payable, $3,200
Unsecured Line, $25,000
Senior Unsecured Notes, $100,000

(1) Reflects scheduled principal payments for amortizing of debt. In the 2nd quarter of 2011, the Company entered into a $210.0 million revolving commitment with a $40.0 million accordion feature, with no scheduled maturities other than the maturity date of April 18, 2015. Subsequent to June 30, 2011, we completed the sale to Prudential of $50.0 million aggregate principal amount of 4.80% senior unsecured term notes fully amortizing to maturity on July 20, 2021. The net proceeds were used to pay down amounts outstanding under our unsecured line of credit .

(2) Subsequent to June 30, 2011, the Company borrowed $5.0 million for the purchase of a 140-bed skilled nursing property and repaid $50.0 million, as previously discussed, under our unsecured line of credit . As a result, we had $25.0 million outstanding under our unsecured line of credit with $185.0 million available for borrowing.



(in thousands)
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$565
$600
$4,167
$635
$25,000
$29,167
$1,400
$16,667
$14,167
$14,166
$11,166
$5,000
$- $5,000
$- $-
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Thereafter
Unsecured Line
Senior Unsecured Notes
Bonds Payable

FINANCIAL
15

Financial Data Summary

(Dollars in thousands)

Balance Sheet and Coverage Ratios

	For the Year Ended			Six Months Ended	Proforma [1]
	12/31/08	12/31/09	12/31/10	06/30/11	06/30/11
Net Real Estate Assets	$449,683	$444,163	$515,983	$567,066	$576,966
Total Assets	506,053	490,593	561,264	614,423	624,323
Total Debt	36,753	25,410	91,430	123,200	128,200
Total Liabilities	45,041	36,280	103,742	144,318	149,318
Preferred Stock	189,560	186,801	126,913	38,500	38,500
Total Equity	461,012	454,313	457,522	470,105	470,521
Debt to book capitalization ratio	7.4%	5.3%	16.7%	20.8%	21.4%
Debt & Preferred Stock to book capitalization ratio	45.5%	44.2%	39.8%	27.3%	27.8%
Debt to market capitalization ratio	5.4%	3.0%	9.5%	12.2%	12.7%
Debt & Preferred Stock to market capitalization ratio	30.1%	25.1%	23.0%	16.0%	16.5%
Debt to Normalized EBITDA	0.6x	0.4x	1.4x	3.4x	3.5x
Normalized interest coverage ratio	15.1x	25.4x	24.5x	13.8x	14.2x
Normalized fixed charges coverage ratio	3.2x	3.5x	4.0x	5.6x	5.8x

(1) Proforma includes $5.0 million borrowing under our revolving line of credit for the purchase of a 140-bed skilled nursing property and the sale to Prudential of $50.0 million aggregate principal amount of 4.8% senior unsecured term notes due July 2021. The net proceeds from the $50.0 million 4.8% senior unsecured term notes were used to pay down amounts outstanding under our revolving line of credit.

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Financial Data Summary

(Amounts in thousands)

Reconcilation of Normalized EBITDA and Fixed Charges

	For the Year Ended			Six Months Ended	Proforma [1]
	12/31/08	12/31/09	12/31/10	06/30/11	06/30/11
Net income	$ 43,284	$ 44,360	$ 46,053	$ 24,416	$ 24,832
Less: Gain on sale	(92)	-	(310)	-	-
Add: Interest expense	4,114	2,418	2,653	2,647	2,684
Add: Depreciation and amortization (including discontinued operations)	14,960	14,822	16,109	9,508	9,608
EBITDA	62,266	61,600	64,505	36,571	37,124
(Deduct)/Add back:					
Non-recurring one-time charge	-	(198)	467	-	-
Total non-recurring (expenses)/revenue	-	(198)	467	-	-
Normalized EBITDA	**$ 62,266**	**$ 61,402**	**$ 64,972**	**$ 36,571**	**$ 37,124**
Interest expense	**$ 4,114**	**$ 2,418**	**$ 2,653**	**$ 2,647**	**$ 2,684**
Preferred stock dividend	15,390	15,141	13,662	3,876	3,876
Fixed Charges	**$ 19,504**	**$ 17,559**	**$ 16,315**	**$ 6,523**	**$ 6,560**

(1) Proforma includes $5.0 million borrowing under our revolving line of credit for the purchase of a 140-bed skilled nursing property and the sale to Prudential of $50.0 million aggregate principal amount of 4.8% senior unsecured term notes due July 2021. The net proceeds from the $50.0 million 4.8% senior unsecured term notes were used to pay down amounts outstanding under our revolving line of credit.

Non-Cash Rental Revenue Components

(amounts in thousands)

	2Q11	3Q11 [1]	4Q11 [1]	1Q12 [1]	2Q12 [1]
Straight-line rent	$ 916	$ 881	$ 777	$ 542	$ 482
Amort of lease inducement	(166)	(165)	(165)	(165)	(165)
Net	$ 750	$ 716	$ 612	$ 377	$ 317

(1) Projections based on current in-place leases and do not assume any increase in straight-line rent from additional acquisitions. Also excludes additional rent from the earn-out liability payment.

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Consolidated Statements of Income 18 FINANCIAL (Amounts in thousands, except per share amounts) (unaudited) 2011 2010 2011 2010 Revenues Rental income $19,337 $15,790 $37,517 $31,128 Interest from mortgage loans 1,613 1,836 3,269 3,815 Interest and other income 230 299 647 574 Total revenues 21,180 17,925 41,433 35,517 Expenses Interest expense 1,543 419 2,647 820 Depreciation and amortization 4,943 3,880 9,400 7,608 (Recovery) provisions for doubtful accounts (4) 51 (14) 1,184 Acquisition costs 35 30 165 113 Operating and other expenses 2,327 1,872 4,651 3,504 Total expenses 8,844 6,252 16,849 13,229 Income from continuing operations 12,336 11,673 24,584 22,288 Discontinued operations: Loss from discontinued operations (74) (43) (168) (88) Net loss from discontinued operations (74) (43) (168) (88) Net income 12,262 11,630 24,416 22,200 Income allocated to non-controlling interests (48) (48) (96) (96) Net income attributable to LTC Properties, Inc. 12,214 11,582 24,320 22,104 Income allocated to participating securities (85) (58) (174) (101) Income allocated to preferred stockholders (818) (3,785) (7,442) (7,570) Net Income available to common stockholders 11,311 $ 7,739 $ 16,704 $ 14,433 $ Basic earnings per common share: $0.38 $0.33 $0.59 $0.62 Diluted earnings per common share: $0.37 $0.33 $0.59 $0.61 Weighted average shares used to calculate earnings per common share Basic 30,135 23,643 28,233 23,464 Diluted 30,168 23,743 28,264 23,563 June 30, June 30, Three Months Ended Six Months Ended

Consolidated Balance Sheets

(Amounts in thousands)

	June 30, 2011 (unaudited)	December 31, 2010 (unaudited)
ASSETS		
Land	$ 48,230	$ 43,031
Buildings and improvements	625,945	567,017
Accumulated depreciation	(167,537)	(158,204)
Net operating real estate property	506,638	451,844
Properties held-for-sale, net of accumulated depreciation 2011 - $613; 2010 - $505	5,018	5,113
Net real estate property	511,656	456,957
Mortgages receivable, net of allowance for doubtful accounts: 2011 - $945; 2010 - $981	55,410	59,026
Real estate investments, net	567,066	515,983
Other assets:		
Cash and cash equivalents	6,395	6,903
Debt issue costs, net	2,421	743
Interest receivable	1,535	1,571
Straight-line rent receivable, net of allowance for doubtful accounts: 2011 - $656; 2010 - $634	21,757	20,090
Prepaid expenses and other assets	7,772	8,162
Other assets related to properties held-for-sale, net of allowance for doubtful accounts: 2011 - $839; 2010 - $839	51	51
Notes receivable	945	1,283
Marketable securities	6,481	6,478
Total assets	$ 614,423	$ 561,264

	June 30, 2011 (unaudited)	December 31, 2010 (unaudited)
LIABILITIES		
Bank borrowings	$ 70,000	$ 37,700
Senior unsecured notes	50,000	50,000
Bonds payable	3,200	3,730
Accrued interest	858	675
Earn-out liabilities	10,018	-
Accrued expenses and other liabilities	10,180	9,737
Accrued expenses and other liabilities related to properties held-for-sale	62	132
Distributions payable	-	1,768
Total liabilities	144,318	103,742
EQUITY		
Preferred stock (1)	38,500	126,913
Common stock (2)	303	263
Paid in capital	506,513	398,599
Cumulative net income	647,811	623,491
Other	234	264
Cumulative distributions	(725,218)	(693,970)
Total stockholders' equity	468,143	455,560
Non-controlling interests	1,962	1,962
Total equity	470,105	457,522
Total equity and liabilities	$ 614,423	$ 561,264

(1) $0.01 par value; 15,000 shares authorized; shares issued and outstanding: 2011 - 2,000; 2010 - 5,536
(2) $0.01 par value; 45,000 shares authorized; shares issued and outstanding: 2011 - 30,341; 2010 - 26,345

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Funds from Operations

(Amounts in thousands, except per share amounts))

FFO Reconciliation

	Three Months Ended June 30,		Six Months Ended June 30,	
	2011	2010	2011	2010
Net income available to common stockholders	$ 11,311	$ 7,739	$ 16,704	$ 14,433
Add: Depreciation and amortization (continuing and discontinued operations)	4,987	4,014	9,508	7,874
FFO available to common stockholders	**16,298**	**11,753**	**26,212**	**22,307**
Add: Preferred stock redemption charge	-	-	3,566 (1)	-
Add: Preferred stock redemption dividend	-	-	472 (2)	-
Add: Non-cash interest related to earn-out liabilities	177	-	177	-
Add: Non-recurring one time items	-	-	-	852 (3)
Modified FFO available to common stockholders	**16,475**	**11,753**	**30,427**	**23,159**
Less: Non-cash rental income	(750)	(763)	(1,356)	(1,527)
Modified FFO excluding non-cash rental income	**15,725**	**10,990**	**29,071**	**21,632**
Add: Non-cash compensation charges	363	355	721	721
Modified FFO excluding non-cash rental income and non-cash compensation charges	**$ 16,088**	**$ 11,345**	**$ 29,792**	**$ 22,353**
Diluted FFO available to common stockholders per share	$0.53	$0.49	$0.92	$0.94
Diluted modified FFO available to common stockholders per share	**$0.54**	**$0.49**	**$1.06**	**$0.97**
Diluted modified FFO excluding non-cash rental income per share	$0.51	$0.46	$1.01	$0.91
Diluted modified FFO excluding non-cash rental income and non-cash compensation charges per share	$0.52	$0.47	$1.04	$0.94

(1) Represents the original issue costs related to the Series F Preferred Stock.
(2) Represents the dividends on the Series F Preferred Stock up to the redemption date.
(3) Includes a $0.9 million provision for doubtful accounts charge related to a mortgage loan secured by a school property located in Minnesota.

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